Exhibit 99.1

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

On April 4, 2006, IA Global, Inc. (the “Company”) closed the sale of its 60.5% interest in Rex Tokyo Co Ltd (“Rex Tokyo”) back to Rex Tokyo. The Company received $1,302,159 in payments during April to June 2006. The Company divested Rex Tokyo due to operating losses of approximately $1,552,000 in 2005 and projected losses in 2006 due to industry conditions. Sales were $29,335,000 in 2005. The Company expects to breakeven on the sale.

This amendment is being filed to provide pro forma financial information for the Company, without Rex Tokyo, for the year ended December 31, 2005 and the three months ended March 31, 2006, as required by Item 9.01 of Form 8-K within seventy five days of the date of the transaction. This information assumes Rex Tokyo was divested as of December 31, 2004 and January 1, 2006, respectively.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the divestiture of Rex Tokyo by the Company occurred as of April 4, 2006 or during the period presented nor is it necessarily indicative of the future financial position or operating results.

These pro forma financial statements should be read in conjunction with the audited historical financial statements and the related notes thereto for the Company included in Form 10-K for the year ended December 31, 2005 as filed with Securities Exchange Commission.

                                               IA GLOBAL, INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                                                     AS OF MARCH 31, 2006

Exchange Rate                                                                 117.588  b         117.5880  b

                                                      Historical             Less                                 Pro Forma
                                                    IA Global, Inc.       Historical                              Combined
                                                    & Subsidiaries     Rex Tokyo Co Ltd                            Without
                                                       Unaudited          Unaudited           Pro Forma        Rex Tokyo Co Ltd
                                                       3/31/2006          3/31/2006          Adjustments          3/31/2006
                                                    ---------------    ----------------      ------------      ----------------

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ..................       $  8,554,249        $ (5,172,244)       $          -        $  3,382,005
  Accounts receivable, net of allowance for
   doubtful accounts .........................          5,630,905          (4,355,987)                  -           1,274,918
  Notes receivable-trade .....................          1,234,378          (1,234,378)                  -                   -
  Inventories ................................            454,388            (454,388)                  -                   -
  Prepaid expenses ...........................            460,063              (3,383)                  -             456,680
  Consumption and deferred tax receivable ....            613,513                   -                   -             613,513
  Notes receivable ...........................          2,251,121                   -           1,302,159  c        3,553,280
  Other current assets .......................          1,314,022          (1,141,676)                  -             172,346
                                                     ------------        ------------        ------------        ------------
    Total current assets .....................         20,512,639         (12,362,056)          1,302,159           9,452,742

EQUIPMENT, NET ...............................            673,814            (236,088)             79,488 f           517,214
                                                                                                                 ------------
OTHER ASSETS
  Intangible assets, net .....................          3,996,815                   -                   -           3,996,815
  Deferred tax asset .........................            138,706            (138,706)                  -                   -
  Other assets ...............................          3,643,334          (2,789,155)                  -             854,179
                                                     ------------        ------------        ------------        ------------

                                                     $ 28,965,308        $(15,526,005)       $  1,381,647        $ 14,820,950
                                                     ============        ============        ============        ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ...................       $  3,490,589        $ (3,102,651)       $          -        $    387,938
  Notes payable - trade ......................          1,059,632          (1,059,632)                  -                   -
  Accrued liabilities ........................          5,903,124            (697,681)                  -           5,205,443
  Consumption taxes received .................            957,063              34,383                   -             991,446
  Income taxes payable - foreign .............            469,275                (595)                  -             468,680
  Current portion of long term debt ..........          3,137,803          (3,137,803)                  -                   -
  Deferred revenue ...........................                  -                   -                   -                   -
                                                     ------------        ------------        ------------        ------------
    Total current liabilities ................         15,017,486          (7,963,979)                  -           7,053,507
                                                     ------------        ------------        ------------        ------------

LONG TERM  LIABILITIES:
  Long term debt .............................          5,584,090          (5,584,090)                  -                   -
  Convertible debentures .....................          2,812,500                   -                   -           2,812,500
  Long term deferred costs ...................            781,454            (781,454)                  -                   -
  Retirement benefits ........................             38,519             (38,519)                  -                   -
                                                     ------------        ------------        ------------        ------------
                                                        9,216,563          (6,404,063)                  -           2,812,500
                                                     ------------        ------------        ------------        ------------

MINORITY INTERESTS ...........................            323,801                   -            (323,801) e                -
                                                     ------------        ------------        ------------        ------------

STOCKHOLDER'S EQUITY:
  Preferred stock ............................                  -            (425,214)            425,214  d                -
  Common stock, $.01 par value ...............          1,081,651          (1,275,640)          1,275,640  d        1,081,651
  Additional paid in capital .................         32,669,964                   -                   -          32,669,964
  Accumulated deficit ........................        (29,049,619)            546,025            (168,523) a,d    (28,672,117)
  Treasury stock .............................            (50,000)                  -                   -             (50,000)
  Accumulated other comprehensive loss .......           (244,538)             (3,134)            173,117  b          (74,555)
                                                     ------------        ------------        ------------        ------------
    Total stockholder's equity ...............          4,407,458          (1,157,963)          1,705,448           4,954,943
                                                     ------------        ------------        ------------        ------------

                                                     $ 28,965,308        $(15,526,005)       $  1,381,647        $ 14,820,950
                                                     ============        ============        ============        ============

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements.

                                                               2

                                               IA GLOBAL, INC. AND SUBSIDIARIES
                              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                               THREE MONTHS ENDED MARCH 31, 2006

Exchange Rate                                                               116.91303  b        116.91303  b

                                                      Historical             Less                                 Pro Forma
                                                    IA Global, Inc.       Historical                              Combined
                                                    & Subsidiaries     Rex Tokyo Co Ltd                            Without
                                                       Unaudited          Unaudited           Pro Forma        Rex Tokyo Co Ltd
                                                       3/31/2006          3/31/2006          Adjustments          3/31/2006
                                                    ---------------    ----------------      ------------      ----------------

REVENUE:
  Pachinko and slot machine gaming services ..       $  7,651,125        $ (7,651,125)       $          -        $          -
  Call center services .......................          3,671,305                   -                   -           3,671,305
                                                     ------------        ------------        ------------        ------------
  Total revenue ..............................         11,322,430          (7,651,125)                  -           3,671,305
                                                     ------------        ------------        ------------        ------------

COST OF SALES:
  Pachinko and slot machine gaming services ..          6,083,120          (6,083,120)                  -                   -
  Call center services .......................          1,518,937                   -                   -           1,518,937
                                                     ------------        ------------        ------------        ------------
  Total cost of sales ........................          7,602,057          (6,083,120)                  -           1,518,937
                                                     ------------        ------------        ------------        ------------

GROSS PROFIT .................................          3,720,373          (1,568,005)                  -           2,152,368
                                                     ------------        ------------        ------------        ------------

EXPENSES:
Selling, general and administrative expenses .          5,047,919          (1,186,913)                  -           3,861,006
                                                     ------------        ------------        ------------        ------------

OPERATING LOSS ...............................         (1,327,546)           (381,092)                  -          (1,708,638)
                                                     ------------        ------------        ------------        ------------

OTHER INCOME (EXPENSE):
  Interest income ............................             31,129              (1,124)                  -              30,005
  Interest expense and amortization of
    beneficial conversion feature ............           (221,476)             26,561                   -            (194,915)
  Other income ...............................           (161,163)            214,756                   -              53,593
  Gain loss on sale of Rex Tokyo Co Ltd ......                  -                   -             168,523  a          168,523
  Foreign currency transaction adjustment ....                132                   -            (173,117) b         (172,985)
                                                     ------------        ------------        ------------        ------------
    Total other income (expense) .............           (351,378)            240,193              (4,594)           (115,779)
                                                     ------------        ------------        ------------        ------------

LOSS FROM CONTINUING OPERATIONS BEFORE
  MINORITY INTERESTS AND INCOME TAXES ........         (1,678,924)           (140,899)             (4,594)         (1,824,417)

MINORITY INTERESTS ...........................             49,655             (49,655)                  -                   -
                                                     ------------        ------------        ------------        ------------

LOSS FROM INCOME TAXES  BEFORE INCOME TAXES ..         (1,728,579)            (91,244)             (4,594)         (1,824,417)

INCOME TAXES:
  Current provision (benefit) ................           (355,721)               (599)                  -            (356,320)
  Deferred provision (benefit) ...............             14,591             (14,591)                  -                   -
                                                     ------------        ------------        ------------        ------------

NET LOSS FROM CONTINUING OPERATIONS ..........         (1,387,449)            (76,054)             (4,594)         (1,468,097)

DISCONTINUED OPERATIONS
  Loss from discontinued operations ..........                  -                   -                   -                   -
                                                     ------------        ------------        ------------        ------------

NET LOSS .....................................       $ (1,387,449)       $    (76,054)       $     (4,594)       $ (1,468,097)
                                                     ============        ============        ============        ============

Per Share of Common-
  Basic net loss per share from continuing
    operations ...............................       $      (0.01)                                               $      (0.01)
  Basic net loss per share from discontinued
    operations ...............................                  -                                                           -
                                                     ------------                                                ------------
  Total basic net loss per share .............       $      (0.01)                                               $      (0.01)
                                                     ============                                                ============

  Diluted net loss per share from continuing
    operations ...............................       $      (0.01)                                               $      (0.01)
  Diluted net loss per share from discontinued
    operations ...............................                  -                                                           -
                                                     ------------                                                ------------
  Total diluted net loss per share ...........       $      (0.01)                                               $      (0.01)
                                                     ============                                                ============

  Weighted average shares of common stock
    outstanding-basic ........................        105,077,842                                                 105,077,842
  Weighted average shares of common stock
    outstanding-diluted ......................        105,077,842                                                 105,077,842

     The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                                                               3

                                               IA GLOBAL, INC. AND SUBSIDIARIES
                              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                 YEAR ENDED DECEMBER 31, 2005

Exchange Rate                                                               110.12445  b        110.12445  b

                                                      Historical             Less                                 Pro Forma
                                                    IA Global, Inc.       Historical                              Combined
                                                    & Subsidiaries     Rex Tokyo Co Ltd                            Without
                                                       Audited              Audited           Pro Forma        Rex Tokyo Co Ltd
                                                     12/31/2005           12/31/2005         Adjustments          12/31/2005
                                                    --------------     ----------------      ------------      ----------------

REVENUE:
  Pachinko and slot machine gaming services ..       $ 29,334,732        $(29,334,732)       $          -        $          -
  Call center services .......................         15,744,686                   -                   -          15,744,686
                                                     ------------        ------------        ------------        ------------
  Total revenue ..............................         45,079,418         (29,334,732)                  -          15,744,686
                                                     ------------        ------------        ------------        ------------

COST OF SALES:
  Pachinko and slot machine gaming services ..         24,949,740         (24,949,740)                  -                   -
  Call center services .......................          5,571,090                   -                   -           5,571,090
                                                     ------------        ------------        ------------        ------------
  Total cost of sales ........................         30,520,830         (24,949,740)                  -           5,571,090
                                                     ------------        ------------        ------------        ------------

GROSS PROFIT .................................         14,558,588          (4,384,992)                  -          10,173,596
                                                     ------------        ------------        ------------        ------------

EXPENSES:
Selling, general and administrative expenses .         15,630,230          (5,937,124)                  -           9,693,106
                                                     ------------        ------------        ------------        ------------

OPERATING LOSS ...............................         (1,071,642)          1,552,132                   -             480,490
                                                     ------------        ------------        ------------        ------------

OTHER INCOME (EXPENSE):
  Interest income ............................             59,361              (6,901)                  -              52,460
  Interest expense and amortization of
    beneficial conversion feature ............           (460,561)             70,711                   -            (389,850)
  Other income ...............................            295,102            (174,352)                  -             120,750
  Gain loss on sale of Rex Tokyo Co Ltd ......                  -                   -             168,523  a          168,523
  Foreign currency transaction adjustment ....           (124,554)                  -            (177,157) b         (301,711)
  Gain on sale of business segments ..........            146,949            (146,949)                  -                   -
                                                     ------------        ------------        ------------        ------------
   Total other income (expense) ..............            (83,703)           (257,491)             (8,634)           (349,828)
                                                     ------------        ------------        ------------        ------------

LOSS FROM CONTINUING OPERATIONS BEFORE
  MINORITY INTERESTS AND INCOME TAXES ........         (1,155,345)          1,294,641              (8,634)            130,662

MINORITY INTERESTS ...........................           (666,651)            666,650                   -                  (1)
                                                     ------------        ------------        ------------        ------------

LOSS FROM INCOME TAXES  BEFORE INCOME TAXES ..           (488,694)            627,991              (8,634)            130,663

INCOME TAXES:
  Current provision (benefit) ................            853,933             (28,933)                  -             825,000
  Deferred provision (benefit) ...............            177,649            (177,649)                  -                   -
                                                     ------------        ------------        ------------        ------------

NET LOSS FROM CONTINUING OPERATIONS ..........         (1,520,276)            834,573              (8,634)           (694,337)

DISCONTINUED OPERATIONS:
  Loss from disposal of discontinued
    operations ...............................           (139,064)                  -                   -            (139,064)
  Loss from discontinued operations ..........           (412,010)                  -                   -            (412,010)
                                                     ------------        ------------        ------------        ------------
  Total loss from discontinued operations ....           (551,074)                  -                   -            (551,074)
                                                     ------------        ------------        ------------        ------------

NET LOSS .....................................       $ (2,071,350)       $    834,573        $     (8,634)       $ (1,245,411)
                                                     ============        ============        ============        ============

Per Share of Common-
  Basic net loss per share from continuing
    operations ...............................       $      (0.02)                                               $      (0.01)
  Basic net loss per share from discontinued
    operations ...............................                  -                                                           -
                                                     ------------                                                ------------
  Total basic net loss per share .............       $      (0.02)                                               $      (0.01)
                                                     ============                                                ============

  Diluted net loss per share from continuing
    operations ...............................       $      (0.02)                                               $      (0.01)
  Diluted net loss per share from discontinued
    operations ...............................                  -                                                           -
                                                     ------------                                                ------------
  Total diluted net loss per share ...........       $      (0.02)                                               $      (0.01)
                                                     ============                                                ============

  Weighted average shares of common stock
    outstanding-basic ........................         90,496,230                                                  90,496,230
  Weighted average shares of common stock
    outstanding-diluted ......................         90,496,230                                                  90,496,230

     The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                                                               4

Notes to

Pro Forma Combined Condensed Financial Statements

(a)	The estimated gain on the sale of Rex Tokyo.

(b)

Translation of Foreign Currencies: The functional currency of Rex Tokyo’s operations is the Japanese yen. Assets and liabilities denominated in foreign currencies are translated at end-of-period exchange rates. Income, expenses and cash flows are translated using weighted-average exchange rates for the period. The resulting currency translation adjustments are reported in accumulated other comprehensive income. We include in earnings the realized currency exchange gains and losses resulting from transactions. Estimated realized currency exchange losses were $177,157 and $173,117 as of December 31, 2005 and March 31, 2006, respectively.

(c)	The proceeds from the sale of Rex Tokyo.

(d)	To reflect the elimination of common stock and accumulated earnings of Rex Tokyo prior to acquisition on March 18, 2004.

(e)	Adjustments to reflect the minority interest in Rex Tokyo’s net income.

(f)	To reflect the elimination of negative goodwill.

5